UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULED 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Securities Exchange Act of 1934 (Amendment No. ___)

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[ ]    Preliminary Proxy Statement
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[X]    Definitive Additional Materials
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Edison International

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The following email was sent to elected officers of Edison International and Southern California Edison Company on April 10, 2015:

Subject: Please Vote Your Edison International Shares

To: Edison International and Southern California Edison Officers

The Edison International annual meeting of shareholders to be held on April 23, 2015 is quickly approaching. The proxy materials for the annual meeting are available on our website at www.edison.com/annualmeeting.. Employees who own Edison International shares should have received a Notice of Internet Availability or a proxy card in the mail with the control number(s) needed to vote on our website.

If you are unable to locate the Notice or proxy card for shares owned in a Wells Fargo account or through the Edison 401(k) Savings Plan, please contact Keith Larson for assistance at keith.larson@sce.com or (626) 302-6511.

If you own shares in a brokerage account, the Notice sent by your broker will contain separate control numbers for you to vote those shares. For your vote to be fully counted, you need to also vote these shares. Please note that the broker envelopes do not identify the company as “Edison International,” so please make sure to open any mail from your broker. Below is an example of what the envelope looks like for shares held through a broker such as Morgan Stanley Smith Barney:

Your vote is very important, and voting is easy. If you have not yet voted, please remember to vote your shares. The deadline to vote online is 9:00 p.m. Pacific Time on Tuesday, April 21 for shares owned through the Edison 401(k) Savings Plan and 9:00 p.m. Pacific Time on Wednesday, April 22 for all other shares.

Please make sure to vote the shares held in each account. Thanks!

Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary